Supplemental Information
Fourth Quarter 2014

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Income statement
Net interest income	$39,952	$42,265	$9,635	$10,219	$10,013	$10,085	$10,786
Noninterest income	44,295	46,677	9,090	10,990	11,734	12,481	10,702
Total revenue, net of interest expense	84,247	88,942	18,725	21,209	21,747	22,566	21,488
Provision for credit losses	2,275	3,556	219	636	411	1,009	336
Noninterest expense	75,117	69,214	14,196	20,142	18,541	22,238	17,307
Income tax expense (benefit)	2,022	4,741	1,260	663	504	(405)	406
Net income (loss)	4,833	11,431	3,050	(232)	2,291	(276)	3,439
Preferred stock dividends	1,044	1,349	312	238	256	238	256
Net income (loss) applicable to common shareholders	3,789	10,082	2,738	(470)	2,035	(514)	3,183
Diluted earnings (loss) per common share (1)	0.36	0.90	0.25	(0.04)	0.19	(0.05)	0.29
Average diluted common shares issued and outstanding (1)	10,584,535	11,491,418	11,273,773	10,515,790	11,265,123	10,560,518	11,404,438
Dividends paid per common share	$0.12	$0.04	$0.05	$0.05	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.23%	0.53%	0.57%	n/m	0.42%	n/m	0.64%
Return on average common shareholders' equity	1.70	4.62	4.84	n/m	3.68	n/m	5.74
Return on average tangible common shareholders' equity (2)	2.52	6.97	7.15	n/m	5.47	n/m	8.61
Return on average tangible shareholders' equity (2)	2.92	7.13	7.08	n/m	5.64	n/m	8.53

At period end
Book value per share of common stock	$21.32	$20.71	$21.32	$20.99	$21.16	$20.75	$20.71
Tangible book value per share of common stock (2)	14.43	13.79	14.43	14.09	14.24	13.81	13.79
Market price per share of common stock:
Closing price	$17.89	$15.57	$17.89	$17.05	$15.37	$17.20	$15.57
High closing price for the period	18.13	15.88	18.13	17.18	17.34	17.92	15.88
Low closing price for the period	14.51	11.03	15.76	14.98	14.51	16.10	13.69
Market capitalization	188,141	164,914	188,141	179,296	161,628	181,117	164,914

Number of banking centers - U.S.	4,855	5,151	4,855	4,947	5,023	5,095	5,151
Number of branded ATMs - U.S.	15,838	16,259	15,838	15,675	15,976	16,214	16,259
Full-time equivalent employees	223,715	242,117	223,715	229,538	233,201	238,560	242,117

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third and first quarters of 2014 because of the net loss applicable to common shareholders.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income	$40,821	$43,124	$9,865	$10,444	$10,226	$10,286	$10,999
Total revenue, net of interest expense	85,116	89,801	18,955	21,434	21,960	22,767	21,701
Net interest yield (2)	2.25%	2.37%	2.18%	2.29%	2.22%	2.29%	2.44%
Efficiency ratio	88.25	77.07	74.90	93.97	84.43	97.68	79.75

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. Prior period yields have been reclassified to conform to current period presentation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Interest income
Loans and leases	$34,307	$36,470	$8,377	$8,535	$8,635	$8,760	$9,086
Debt securities	8,021	9,749	1,675	2,225	2,124	1,997	2,447
Federal funds sold and securities borrowed or purchased under agreements to resell	1,039	1,229	238	239	297	265	304
Trading account assets	4,561	4,706	1,098	1,111	1,175	1,177	1,139
Other interest income	2,958	2,866	764	748	710	736	736
Total interest income	50,886	55,020	12,152	12,858	12,941	12,935	13,712

Interest expense
Deposits	1,080	1,396	237	270	282	291	314
Short-term borrowings	2,578	2,923	615	591	763	609	682
Trading account liabilities	1,576	1,638	351	392	398	435	364
Long-term debt	5,700	6,798	1,314	1,386	1,485	1,515	1,566
Total interest expense	10,934	12,755	2,517	2,639	2,928	2,850	2,926
Net interest income	39,952	42,265	9,635	10,219	10,013	10,085	10,786

Noninterest income
Card income	5,944	5,826	1,610	1,500	1,441	1,393	1,503
Service charges	7,443	7,390	1,844	1,907	1,866	1,826	1,870
Investment and brokerage services	13,284	12,282	3,397	3,327	3,291	3,269	3,117
Investment banking income	6,065	6,126	1,541	1,351	1,631	1,542	1,738
Equity investment income (loss)	1,130	2,901	(20)	9	357	784	474
Trading account profits	6,309	7,056	111	1,899	1,832	2,467	863
Mortgage banking income	1,563	3,874	352	272	527	412	848
Gains on sales of debt securities	1,354	1,271	163	432	382	377	390
Other income (loss)	1,203	(49)	92	293	407	411	(101)
Total noninterest income	44,295	46,677	9,090	10,990	11,734	12,481	10,702
Total revenue, net of interest expense	84,247	88,942	18,725	21,209	21,747	22,566	21,488

Provision for credit losses	2,275	3,556	219	636	411	1,009	336

Noninterest expense
Personnel	33,787	34,719	7,693	8,039	8,306	9,749	7,987
Occupancy	4,260	4,475	996	1,070	1,079	1,115	1,116
Equipment	2,125	2,146	531	514	534	546	526
Marketing	1,829	1,834	491	446	450	442	457
Professional fees	2,472	2,884	677	611	626	558	839
Amortization of intangibles	936	1,086	228	234	235	239	266
Data processing	3,144	3,170	796	754	761	833	800
Telecommunications	1,259	1,593	254	311	324	370	376
Other general operating	25,305	17,307	2,530	8,163	6,226	8,386	4,940
Total noninterest expense	75,117	69,214	14,196	20,142	18,541	22,238	17,307
Income (loss) before income taxes	6,855	16,172	4,310	431	2,795	(681)	3,845
Income tax expense (benefit)	2,022	4,741	1,260	663	504	(405)	406
Net income (loss)	$4,833	$11,431	$3,050	$(232)	$2,291	$(276)	$3,439
Preferred stock dividends	1,044	1,349	312	238	256	238	256
Net income (loss) applicable to common shareholders	$3,789	$10,082	$2,738	$(470)	$2,035	$(514)	$3,183

Per common share information
Earnings (loss)	$0.36	$0.94	$0.26	$(0.04)	$0.19	$(0.05)	$0.30
Diluted earnings (loss) (1)	0.36	0.90	0.25	(0.04)	0.19	(0.05)	0.29
Dividends paid	0.12	0.04	0.05	0.05	0.01	0.01	0.01
Average common shares issued and outstanding	10,527,818	10,731,165	10,516,334	10,515,790	10,519,359	10,560,518	10,633,030
Average diluted common shares issued and outstanding (1)	10,584,535	11,491,418	11,273,773	10,515,790	11,265,123	10,560,518	11,404,438

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third and first quarters of 2014 because of the net loss applicable to common shareholders.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net income (loss)	$4,833	$11,431	$3,050	$(232)	$2,291	$(276)	$3,439
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	4,621	(8,166)	2,021	(994)	2,305	1,289	(2,396)
Net change in derivatives	616	592	205	196	7	208	227
Employee benefit plan adjustments	(943)	2,049	(1,007)	8	7	49	536
Net change in foreign currency translation adjustments	(157)	(135)	(24)	(14)	7	(126)	(1)
Other comprehensive income (loss)	4,137	(5,660)	1,195	(804)	2,326	1,420	(1,634)
Comprehensive income (loss)	$8,970	$5,771	$4,245	$(1,036)	$4,617	$1,144	$1,805

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2014	September 30 2014	December 31 2013
Assets
Cash and due from banks	$33,118	$28,332	$36,852
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks	105,471	100,327	94,470
Cash and cash equivalents	138,589	128,659	131,322
Time deposits placed and other short-term investments	7,510	7,859	11,540
Federal funds sold and securities borrowed or purchased under agreements to resell	191,823	223,310	190,328
Trading account assets	191,785	188,489	200,993
Derivative assets	52,682	49,093	47,495
Debt securities:
Carried at fair value	320,695	307,949	268,795
Held-to-maturity, at cost	59,766	60,175	55,150
Total debt securities	380,461	368,124	323,945
Loans and leases	881,391	891,315	928,233
Allowance for loan and lease losses	(14,419)	(15,106)	(17,428)
Loans and leases, net of allowance	866,972	876,209	910,805
Premises and equipment, net	10,049	9,987	10,475
Mortgage servicing rights	3,530	4,243	5,052
Goodwill	69,777	69,784	69,844
Intangible assets	4,612	4,849	5,574
Loans held-for-sale	12,836	7,909	11,362
Customer and other receivables	61,845	67,092	59,448
Other assets	112,063	118,006	124,090
Total assets	$2,104,534	$2,123,613	$2,102,273

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,890	$7,533	$8,412
Derivative assets	6	8	185
Loans and leases	95,187	96,565	109,118
Allowance for loan and lease losses	(1,968)	(2,002)	(2,674)
Loans and leases, net of allowance	93,219	94,563	106,444
Loans held-for-sale	1,822	555	1,384
All other assets	2,763	2,738	4,577
Total assets of consolidated variable interest entities	$104,700	$105,397	$121,002

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2014	September 30 2014	December 31 2013
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$392,790	$386,546	$373,070
Interest-bearing	660,161	654,726	667,714
Deposits in non-U.S. offices:
Noninterest-bearing	7,542	7,368	8,255
Interest-bearing	58,443	63,341	70,232
Total deposits	1,118,936	1,111,981	1,119,271
Federal funds purchased and securities loaned or sold under agreements to repurchase	201,277	217,925	198,106
Trading account liabilities	74,192	76,867	83,469
Derivative liabilities	46,909	44,238	37,407
Short-term borrowings	31,172	33,275	45,999
Accrued expenses and other liabilities (includes $528, $529 and $484 of reserve for unfunded lending commitments)	145,438	150,531	135,662
Long-term debt	243,139	250,115	249,674
Total liabilities	1,861,063	1,884,932	1,869,588
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,647,790, 3,591,790 and 3,407,790 shares	19,309	17,913	13,352
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,516,542,476, 10,515,893,904 and 10,591,808,296 shares	153,458	153,472	155,293
Retained earnings	75,024	72,811	72,497
Accumulated other comprehensive income (loss)	(4,320)	(5,515)	(8,457)
Total shareholders' equity	243,471	238,681	232,685
Total liabilities and shareholders' equity	$2,104,534	$2,123,613	$2,102,273

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,032	$985	$1,150
Long-term debt	13,307	15,904	19,448
All other liabilities	138	137	253
Total liabilities of consolidated variable interest entities	$14,477	$17,026	$20,851

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition				Basel 1
	December 31 2014	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Risk-based capital metrics (1, 2):
Common equity tier 1 capital	$155,363	$152,444	$153,582	$150,922	n/a
Tier 1 common capital	n/a	n/a	n/a	n/a	$141,522
Tier 1 capital	169,443	163,040	160,760	152,936	157,742
Total capital	209,140	200,759	197,028	190,124	196,567
Risk-weighted assets	1,261,522	1,271,723	1,284,924	1,282,117	1,297,593
Common equity tier 1 capital ratio	12.3%	12.0%	12.0%	11.8%	n/a
Tier 1 common capital ratio (3)	n/a	n/a	n/a	n/a	10.9%
Tier 1 capital ratio	13.4	12.8	12.5	11.9	12.2
Total capital ratio	16.6	15.8	15.3	14.8	15.1
Tier 1 leverage ratio	8.2	7.9	7.7	7.4	7.7

Tangible equity ratio (4)	8.42	8.10	7.85	7.65	7.86
Tangible common equity ratio (4)	7.47	7.22	7.14	7.00	7.20

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013.

(3)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
					December 31 2013
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital					$157,742
Deduction of qualifying preferred stock and trust preferred securities					(16,220)
Basel 1 Tier 1 common capital					141,522
Deduction of defined benefit pension assets					(829)
Deferred tax assets and threshold deductions (deferred tax asset temporary differences, MSRs and significant investments)					(5,459)
Net unrealized losses in accumulated OCI on AFS debt and certain marketable equity securities, and employee benefit plans					(5,664)
Other deductions, net					(1,624)
Basel 3 common equity tier 1 capital (fully phased-in)					$127,946

	December 31 2014	September 30 2014	June 30 2014	March 31 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$155,363	$152,444	$153,582	$150,922
Adjustments and deductions recognized in Tier 1 capital during transition	(8,111)	(10,191)	(10,547)	(11,302)
Other adjustments and deductions phased in during transition	(5,978)	(7,147)	(5,852)	(9,474)
Common equity tier 1 capital (fully phased-in)	$141,274	$135,106	$137,183	$130,146

	December 31 2014	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Risk-weighted assets – As reported to Basel 3 (fully phased-in)
As reported risk-weighted assets	$1,261,522	$1,271,723	$1,284,924	$1,282,117	$1,297,593
Changes in risk-weighted assets from reported to fully phased-in	153,889	146,516	151,901	165,332	162,731
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	1,415,411	1,418,239	1,436,825	1,447,449	1,460,324
Changes in risk-weighted assets for advanced models	50,222	(8,375)	(49,390)	(86,234)	(133,027)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in)	$1,465,633	$1,409,864	$1,387,435	$1,361,215	$1,327,297

Regulatory capital ratios
Basel 1 Tier 1 common	n/a	n/a	n/a	n/a	10.9%
Basel 3 Standardized approach common equity tier 1 (transition)	12.3%	12.0%	12.0%	11.8%	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	10.0	9.5	9.5	9.0	8.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in)	9.6	9.6	9.9	9.6	9.6

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013. Basel 3 common equity tier 1 capital and risk-weighted assets on a fully phased-in basis are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above. The Corporation’s fully phased-in Basel 3 estimates and the supplementary leverage ratio are based on its current understanding of the Standardized and Advanced approaches under the Basel 3 rules. Under the Basel 3 Advanced approaches, risk-weighted assets are determined primarily for market risk and credit risk, similar to the Standardized approach, and also incorporate operational risk. Market risk capital measurements are consistent with the Standardized approach, except for securitization exposures, where the Supervisory Formula Approach is also permitted, and certain differences arising from the inclusion of the CVA capital charge in the credit risk capital measurement. Credit risk exposures are measured using internal ratings-based models to determine the applicable risk weight by estimating the probability of default, loss given default and, in certain instances, exposure at default. The internal analytical models primarily rely on internal historical default and loss experience. The calculations under Basel 3 require management to make estimates, assumptions and interpretations, including the probability of future events based on historical experience. Actual results could differ from those estimates and assumptions. These estimates assume approval by U.S. banking regulators of our internal analytical models, but do not include the benefit of the removal of the surcharge applicable to the comprehensive risk measure. Our estimates under the Basel 3 Advanced approaches may be refined over time as a result of further rulemaking or clarification by U.S. banking regulators or as our understanding and interpretation of the rules evolve. If our internal analytical models are not approved or are required to be revised, it would likely lead to an increase in our risk-weighted assets and negatively impact our capital ratios, which in some cases could be significant.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)
As reported	$40,821	$43,124	$9,865	$10,444	$10,226	$10,286	$10,999
Impact of trading-related net interest income	(3,615)	(3,852)	(939)	(907)	(864)	(905)	(1,046)
Net interest income excluding trading-related net interest income (1)	$37,206	$39,272	$8,926	$9,537	$9,362	$9,381	$9,953

Average earning assets (2)
As reported	$1,814,930	$1,819,548	$1,802,121	$1,813,482	$1,840,850	$1,803,298	$1,798,697
Impact of trading-related earning assets	(445,760)	(468,999)	(435,408)	(441,661)	(463,395)	(442,700)	(445,693)
Average earning assets excluding trading-related earning assets (1)	$1,369,170	$1,350,549	$1,366,713	$1,371,821	$1,377,455	$1,360,598	$1,353,004

Net interest yield contribution (FTE basis) (2, 3)
As reported	2.25%	2.37%	2.18%	2.29%	2.22%	2.29%	2.44%
Impact of trading-related activities	0.47	0.54	0.42	0.47	0.50	0.48	0.49
Net interest yield on earning assets excluding trading-related activities (1)	2.72%	2.91%	2.60%	2.76%	2.72%	2.77%	2.93%

(1)	Represents a non-GAAP financial measure.

(2)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(3)	Quarterly results are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2014			Third Quarter 2014			Fourth Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$109,042	$74	0.27%	$110,876	$77	0.28%	$90,196	$59	0.26%
Time deposits placed and other short-term investments	9,339	41	1.73	10,457	41	1.54	15,782	48	1.21
Federal funds sold and securities borrowed or purchased under agreements to resell	217,982	238	0.43	223,978	239	0.42	203,415	304	0.59
Trading account assets	144,147	1,141	3.15	143,282	1,148	3.18	156,194	1,182	3.01
Debt securities (2)	371,014	1,687	1.82	359,653	2,236	2.48	325,119	2,454	3.02
Loans and leases (3):
Residential mortgage	223,132	1,946	3.49	235,271	2,083	3.54	253,988	2,373	3.74
Home equity	86,825	809	3.70	88,590	836	3.76	95,374	954	3.98
U.S. credit card	89,381	2,086	9.26	88,866	2,093	9.34	90,057	2,125	9.36
Non-U.S. credit card	10,950	280	10.14	11,784	304	10.25	11,171	310	11.01
Direct/Indirect consumer	83,121	522	2.49	82,669	523	2.51	82,990	565	2.70
Other consumer	2,031	85	16.75	2,111	19	3.44	1,929	17	3.73
Total consumer	495,440	5,728	4.60	509,291	5,858	4.58	535,509	6,344	4.72
U.S. commercial	231,217	1,648	2.83	230,891	1,658	2.85	225,596	1,700	2.99
Commercial real estate	46,993	342	2.89	46,071	344	2.96	46,341	373	3.20
Commercial lease financing	24,238	198	3.28	24,325	212	3.48	24,468	206	3.37
Non-U.S. commercial	86,845	546	2.49	88,663	560	2.51	97,863	544	2.21
Total commercial	389,293	2,734	2.79	389,950	2,774	2.83	394,268	2,823	2.84
Total loans and leases	884,733	8,462	3.80	899,241	8,632	3.82	929,777	9,167	3.92
Other earning assets	65,864	739	4.46	65,995	710	4.27	78,214	711	3.61
Total earning assets (4)	1,802,121	12,382	2.74	1,813,482	13,083	2.87	1,798,697	13,925	3.08
Cash and due from banks (1)	27,590			25,120			35,063
Other assets, less allowance for loan and lease losses	307,840			297,507			301,115
Total assets	$2,137,551			$2,136,109			$2,134,875

(1)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2014	Third Quarter 2014	Fourth Quarter 2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$14	$10	$15
Debt securities	(11)	(27)	(1)
U.S. commercial loans and leases	(13)	(13)	(14)
Net hedge expense on assets	$(10)	$(30)	$—

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2014			Third Quarter 2014			Fourth Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$45,621	$1	0.01%	$46,803	$1	0.01%	$43,665	$5	0.05%
NOW and money market deposit accounts	515,995	76	0.06	517,043	78	0.06	514,220	89	0.07
Consumer CDs and IRAs	61,880	51	0.33	65,579	59	0.35	74,635	96	0.51
Negotiable CDs, public funds and other deposits	30,951	23	0.29	31,806	27	0.34	29,060	29	0.39
Total U.S. interest-bearing deposits	654,447	151	0.09	661,231	165	0.10	661,580	219	0.13
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	5,413	12	0.88	8,022	22	1.10	13,902	22	0.62
Governments and official institutions	1,647	1	0.15	1,706	1	0.15	1,734	1	0.18
Time, savings and other	57,030	73	0.51	61,331	82	0.54	58,529	72	0.49
Total non-U.S. interest-bearing deposits	64,090	86	0.53	71,059	105	0.59	74,165	95	0.51
Total interest-bearing deposits	718,537	237	0.13	732,290	270	0.15	735,745	314	0.17
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	251,432	615	0.97	255,111	591	0.92	271,538	682	1.00
Trading account liabilities	78,173	351	1.78	84,988	392	1.83	82,393	364	1.75
Long-term debt	249,221	1,314	2.10	251,772	1,386	2.19	251,055	1,566	2.48
Total interest-bearing liabilities (1)	1,297,363	2,517	0.77	1,324,161	2,639	0.79	1,340,731	2,926	0.87
Noninterest-bearing sources:
Noninterest-bearing deposits	403,977			395,198			376,929
Other liabilities	192,763			178,716			183,800
Shareholders' equity	243,448			238,034			233,415
Total liabilities and shareholders' equity	$2,137,551			$2,136,109			$2,134,875
Net interest spread			1.97%			2.08%			2.21%
Impact of noninterest-bearing sources			0.21			0.21			0.23
Net interest income/yield on earning assets		$9,865	2.18%		$10,444	2.29%		$10,999	2.44%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2014	Third Quarter 2014	Fourth Quarter 2013
Consumer CDs and IRAs	$6	$6	$20
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	2	9	4
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	257	260	260
Long-term debt	(927)	(880)	(875)
Net hedge income on liabilities	$(659)	$(602)	$(588)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$113,999	$308	0.27%	$72,574	$182	0.25%
Time deposits placed and other short-term investments	11,032	170	1.54	16,066	187	1.16
Federal funds sold and securities borrowed or purchased under agreements to resell	222,483	1,039	0.47	224,331	1,229	0.55
Trading account assets	145,686	4,716	3.24	168,998	4,879	2.89
Debt securities (2)	351,702	8,062	2.28	337,953	9,779	2.89
Loans and leases (3):
Residential mortgage	237,270	8,462	3.57	256,535	9,317	3.63
Home equity	89,705	3,340	3.72	100,263	3,835	3.82
U.S. credit card	88,962	8,313	9.34	90,369	8,792	9.73
Non-U.S. credit card	11,511	1,200	10.42	10,861	1,271	11.70
Direct/Indirect consumer	82,410	2,099	2.55	82,907	2,370	2.86
Other consumer	2,028	139	6.86	1,807	72	4.02
Total consumer	511,886	23,553	4.60	542,742	25,657	4.73
U.S. commercial	230,175	6,630	2.88	218,874	6,809	3.11
Commercial real estate	47,524	1,411	2.97	42,346	1,391	3.29
Commercial lease financing	24,423	837	3.43	23,863	851	3.56
Non-U.S. commercial	89,893	2,218	2.47	90,816	2,083	2.29
Total commercial	392,015	11,096	2.83	375,899	11,134	2.96
Total loans and leases	903,901	34,649	3.83	918,641	36,791	4.00
Other earning assets	66,127	2,811	4.25	80,985	2,832	3.50
Total earning assets (4)	1,814,930	51,755	2.85	1,819,548	55,879	3.07
Cash and due from banks (1)	27,079			36,440
Other assets, less allowance for loan and lease losses	303,581			307,525
Total assets	$2,145,590			$2,163,513

(1)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2014	2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$51	$54
Debt securities	(53)	(173)
U.S. commercial loans and leases	(56)	(84)
Non-U.S. commercial loans and leases	—	(2)
Net hedge expense on assets	$(58)	$(205)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,270	$3	0.01%	$43,868	$22	0.05%
NOW and money market deposit accounts	518,894	316	0.06	506,082	413	0.08
Consumer CDs and IRAs	66,798	264	0.40	79,914	471	0.59
Negotiable CDs, public funds and other deposits	31,502	106	0.33	26,553	116	0.43
Total U.S. interest-bearing deposits	663,464	689	0.10	656,417	1,022	0.16
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	8,744	74	0.84	12,432	80	0.64
Governments and official institutions	1,740	3	0.15	1,584	3	0.18
Time, savings and other	60,732	314	0.52	55,628	291	0.52
Total non-U.S. interest-bearing deposits	71,216	391	0.55	69,644	374	0.54
Total interest-bearing deposits	734,680	1,080	0.15	726,061	1,396	0.19
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	257,678	2,578	1.00	301,416	2,923	0.97
Trading account liabilities	87,151	1,576	1.81	88,323	1,638	1.85
Long-term debt	253,607	5,700	2.25	263,417	6,798	2.58
Total interest-bearing liabilities (1)	1,333,116	10,934	0.82	1,379,217	12,755	0.92
Noninterest-bearing sources:
Noninterest-bearing deposits	389,527			363,674
Other liabilities	184,471			186,675
Shareholders' equity	238,476			233,947
Total liabilities and shareholders' equity	$2,145,590			$2,163,513
Net interest spread			2.03%			2.15%
Impact of noninterest-bearing sources			0.22			0.22
Net interest income/yield on earning assets		$40,821	2.25%		$43,124	2.37%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2014	2013
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	44	77
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	20	12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	1,037	1,039
Long-term debt	(3,587)	(3,562)
Net hedge income on liabilities	$(2,474)	$(2,422)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$69,267	$360	$(32)	$69,595
Mortgage-backed securities:
Agency	163,592	2,040	(593)	165,039
Agency-collateralized mortgage obligations	14,175	152	(79)	14,248
Non-agency residential	4,244	287	(77)	4,454
Commercial	3,931	69	—	4,000
Non-U.S. securities	6,208	33	(11)	6,230
Corporate/Agency bonds	361	9	(2)	368
Other taxable securities, substantially all asset-backed securities	10,774	39	(22)	10,791
Total taxable securities	272,552	2,989	(816)	274,725
Tax-exempt securities	9,556	12	(19)	9,549
Total available-for-sale debt securities	282,108	3,001	(835)	284,274
Other debt securities carried at fair value	36,524	261	(364)	36,421
Total debt securities carried at fair value	318,632	3,262	(1,199)	320,695
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	59,766	486	(611)	59,641
Total debt securities	$378,398	$3,748	$(1,810)	$380,336
Available-for-sale marketable equity securities (1)	$336	$27	$—	$363

	September 30, 2014
Available-for-sale debt securities
U.S. Treasury and agency securities	$57,491	$107	$(125)	$57,473
Mortgage-backed securities:
Agency	160,469	855	(2,163)	159,161
Agency-collateralized mortgage obligations	14,262	86	(96)	14,252
Non-agency residential	4,509	286	(81)	4,714
Commercial	2,701	29	(4)	2,726
Non-U.S. securities	6,621	39	(10)	6,650
Corporate/Agency bonds	685	11	(2)	694
Other taxable securities, substantially all asset-backed securities	12,047	46	(19)	12,074
Total taxable securities	258,785	1,459	(2,500)	257,744
Tax-exempt securities	9,106	11	(21)	9,096
Total available-for-sale debt securities	267,891	1,470	(2,521)	266,840
Other debt securities carried at fair value	41,602	138	(631)	41,109
Total debt securities carried at fair value	309,493	1,608	(3,152)	307,949
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,175	126	(1,311)	58,990
Total debt securities	$369,668	$1,734	$(4,463)	$366,939
Available-for-sale marketable equity securities (1)	$318	$—	$(8)	$310

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2014	September 30 2014
U.S. Treasury and agency securities	$1,541	$3,180
Mortgage-backed securities:
Agency	15,704	15,711
Non-agency residential	3,745	3,717
Commercial	—	787
Non-U.S. securities (1)	15,132	17,405
Other taxable securities, substantially all asset-backed securities	299	309
Total	$36,421	$41,109

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,865	$4,853	$714	$1,407	$2,207	$1,032	$(348)
Noninterest income	9,090	2,688	460	3,195	1,850	1,338	(441)
Total revenue, net of interest expense (FTE basis)	18,955	7,541	1,174	4,602	4,057	2,370	(789)
Provision for credit losses	219	670	(131)	14	(29)	27	(332)
Noninterest expense	14,196	4,015	1,945	3,440	1,849	2,499	448
Income (loss) before income taxes	4,540	2,856	(640)	1,148	2,237	(156)	(905)
Income tax expense (benefit) (FTE basis)	1,490	1,098	(243)	442	804	(84)	(527)
Net income (loss)	$3,050	$1,758	$(397)	$706	$1,433	$(72)	$(378)

Average
Total loans and leases	$884,733	$161,267	$87,978	$123,544	$270,760	$58,094	$183,090
Total assets (1)	2,137,551	616,996	103,050	267,975	395,583	611,714	142,233
Total deposits	1,122,514	550,399	n/m	238,835	264,027	n/m	21,481
Period end
Total loans and leases	$881,391	$163,416	$87,972	$125,431	$272,572	$59,388	$172,612
Total assets (1)	2,104,534	622,378	103,730	276,587	379,513	579,514	142,812
Total deposits	1,118,936	556,568	n/m	245,391	251,344	n/m	18,898

	Third Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,444	$4,952	$719	$1,459	$2,250	$994	$70
Noninterest income	10,990	2,560	373	3,207	1,843	3,148	(141)
Total revenue, net of interest expense (FTE basis)	21,434	7,512	1,092	4,666	4,093	4,142	(71)
Provision for credit losses	636	617	286	(15)	(32)	45	(265)
Noninterest expense	20,142	3,972	7,271	3,403	1,905	3,335	256
Income (loss) before income taxes	656	2,923	(6,465)	1,278	2,220	762	(62)
Income tax expense (benefit) (FTE basis)	888	1,062	(1,283)	465	807	389	(552)
Net income (loss)	$(232)	$1,861	$(5,182)	$813	$1,413	$373	$490

Average
Total loans and leases	$899,241	$160,879	$87,971	$121,002	$267,047	$62,939	$199,403
Total assets (1)	2,136,109	611,075	104,451	267,840	395,185	599,887	157,671
Total deposits	1,127,488	545,116	n/m	239,352	265,721	n/m	29,268
Period end
Total loans and leases	$891,315	$161,345	$87,962	$122,395	$268,612	$62,645	$188,356
Total assets (1)	2,123,613	612,684	103,309	267,753	386,919	598,668	154,280
Total deposits	1,111,981	546,791	n/m	238,710	255,177	n/m	25,109

	Fourth Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,999	$4,947	$716	$1,485	$2,301	$1,138	$412
Noninterest income	10,702	2,549	996	2,994	2,002	2,060	101
Total revenue, net of interest expense (FTE basis)	21,701	7,496	1,712	4,479	4,303	3,198	513
Provision for credit losses	336	427	(474)	26	441	104	(188)
Noninterest expense	17,307	4,001	3,752	3,262	1,943	3,274	1,075
Income (loss) before income taxes	4,058	3,068	(1,566)	1,191	1,919	(180)	(374)
Income tax expense (benefit) (FTE basis)	619	1,076	(531)	413	664	(133)	(870)
Net income (loss)	$3,439	$1,992	$(1,035)	$778	$1,255	$(47)	$496

Average
Total loans and leases	$929,777	$163,157	$89,687	$115,546	$268,864	$66,496	$226,027
Total assets (1)	2,134,875	590,046	113,581	268,683	379,927	603,012	179,626
Total deposits	1,112,674	528,733	n/m	240,395	259,193	n/m	34,306
Period end
Total loans and leases	$928,233	$165,094	$89,753	$115,846	$269,469	$67,381	$220,690
Total assets (1)	2,102,273	593,014	113,391	274,113	378,659	575,472	167,624
Total deposits	1,119,271	531,608	n/m	244,901	265,171	n/m	27,912

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$40,821	$19,685	$2,831	$5,836	$8,999	$3,986	$(516)
Noninterest income	44,295	10,177	2,017	12,568	7,599	12,133	(199)
Total revenue, net of interest expense (FTE basis)	85,116	29,862	4,848	18,404	16,598	16,119	(715)
Provision for credit losses	2,275	2,633	160	14	336	110	(978)
Noninterest expense	75,117	15,911	23,226	13,647	7,681	11,771	2,881
Income (loss) before income taxes	7,724	11,318	(18,538)	4,743	8,581	4,238	(2,618)
Income tax expense (benefit) (FTE basis)	2,891	4,222	(5,143)	1,769	3,146	1,519	(2,622)
Net income (loss)	$4,833	$7,096	$(13,395)	$2,974	$5,435	$2,719	$4

Average
Total loans and leases	$903,901	$161,109	$88,277	$119,775	$270,164	$62,064	$202,512
Total assets (1)	2,145,590	607,895	106,885	269,279	393,721	607,538	160,272
Total deposits	1,124,207	543,441	n/m	240,242	261,312	n/m	30,255
Period end
Total loans and leases	$881,391	$163,416	$87,972	$125,431	$272,572	$59,388	$172,612
Total assets (1)	2,104,534	622,378	103,730	276,587	379,513	579,514	142,812
Total deposits	1,118,936	556,568	n/m	245,391	251,344	n/m	18,898

	Year Ended December 31, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$43,124	$20,050	$2,890	$6,064	$8,914	$4,224	$982
Noninterest income	46,677	9,814	4,825	11,726	7,565	11,166	1,581
Total revenue, net of interest expense (FTE basis)	89,801	29,864	7,715	17,790	16,479	15,390	2,563
Provision for credit losses	3,556	3,107	(156)	56	1,075	140	(666)
Noninterest expense	69,214	16,260	15,815	13,033	7,551	11,996	4,559
Income (loss) before income taxes	17,031	10,497	(7,944)	4,701	7,853	3,254	(1,330)
Income tax expense (benefit) (FTE basis)	5,600	3,850	(2,913)	1,724	2,880	2,101	(2,042)
Net income (loss)	$11,431	$6,647	$(5,031)	$2,977	$4,973	$1,153	$712

Average
Total loans and leases	$918,641	$164,574	$90,278	$111,023	$257,249	$60,057	$235,460
Total assets (1)	2,163,513	580,703	120,556	270,789	342,772	632,681	216,012
Total deposits	1,089,735	518,904	n/m	242,161	236,765	n/m	34,919
Period end
Total loans and leases	$928,233	$165,094	$89,753	$115,846	$269,469	$67,381	$220,690
Total assets (1)	2,102,273	593,014	113,391	274,113	378,659	575,472	167,624
Total deposits	1,119,271	531,608	n/m	244,901	265,171	n/m	27,912

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$19,685	$20,050	$4,853	$4,952	$4,930	$4,950	$4,947
Noninterest income:
Card income	4,902	4,804	1,339	1,234	1,167	1,162	1,236
Service charges	4,365	4,207	1,093	1,136	1,091	1,045	1,097
All other income	910	803	256	190	183	281	216
Total noninterest income	10,177	9,814	2,688	2,560	2,441	2,488	2,549
Total revenue, net of interest expense (FTE basis)	29,862	29,864	7,541	7,512	7,371	7,438	7,496

Provision for credit losses	2,633	3,107	670	617	534	812	427

Noninterest expense	15,911	16,260	4,015	3,972	3,976	3,948	4,001
Income before income taxes	11,318	10,497	2,856	2,923	2,861	2,678	3,068
Income tax expense (FTE basis)	4,222	3,850	1,098	1,062	1,059	1,003	1,076
Net income	$7,096	$6,647	$1,758	$1,861	$1,802	$1,675	$1,992

Net interest yield (FTE basis)	3.48%	3.72%	3.35%	3.45%	3.50%	3.63%	3.58%
Return on average allocated capital (1)	24	22	24	25	25	23	26
Efficiency ratio (FTE basis)	53.28	54.44	53.26	52.87	53.92	53.08	53.37

Balance Sheet
Average
Total loans and leases	$161,109	$164,574	$161,267	$160,879	$160,240	$162,061	$163,157
Total earning assets (2)	565,700	539,241	574,351	569,084	565,712	553,386	548,185
Total assets (2)	607,895	580,703	616,996	611,075	607,829	595,407	590,046
Total deposits	543,441	518,904	550,399	545,116	543,557	534,501	528,733
Allocated capital (1)	29,500	30,000	29,500	29,500	29,500	29,500	30,000

Period end
Total loans and leases	$163,416	$165,094	$163,416	$161,345	$161,142	$160,127	$165,094
Total earning assets (2)	579,283	550,698	579,283	570,678	570,171	570,964	550,698
Total assets (2)	622,378	593,014	622,378	612,684	612,178	613,093	593,014
Total deposits	556,568	531,608	556,568	546,791	545,530	552,153	531,608

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$19,685	$10,259	$9,426
Noninterest income:
Card income	4,902	68	4,834
Service charges	4,365	4,364	1
All other income	910	552	358
Total noninterest income	10,177	4,984	5,193
Total revenue, net of interest expense (FTE basis)	29,862	15,243	14,619

Provision for credit losses	2,633	254	2,379

Noninterest expense	15,911	10,448	5,463
Income before income taxes	11,318	4,541	6,777
Income tax expense (FTE basis)	4,222	1,694	2,528
Net income	$7,096	$2,847	$4,249

Net interest yield (FTE basis)	3.48%	1.87%	6.77%
Return on average allocated capital (1)	24	17	33
Efficiency ratio (FTE basis)	53.28	68.54	37.38

Balance Sheet
Average
Total loans and leases	$161,109	$22,388	$138,721
Total earning assets (2)	565,700	548,096	139,145
Total assets (2)	607,895	580,857	148,579
Total deposits	543,441	542,589	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$163,416	$22,284	$141,132
Total earning assets (2)	579,283	560,130	141,216
Total assets (2)	622,378	593,485	150,956
Total deposits	556,568	555,539	n/m

	Year Ended December 31, 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,050	$9,807	$10,243
Noninterest income:
Card income	4,804	60	4,744
Service charges	4,207	4,206	1
All other income	803	509	294
Total noninterest income	9,814	4,775	5,039
Total revenue, net of interest expense (FTE basis)	29,864	14,582	15,282

Provision for credit losses	3,107	299	2,808

Noninterest expense	16,260	10,930	5,330
Income before income taxes	10,497	3,353	7,144
Income tax expense (FTE basis)	3,850	1,230	2,620
Net income	$6,647	$2,123	$4,524

Net interest yield (FTE basis)	3.72%	1.88%	7.18%
Return on average allocated capital (1)	22	14	31
Efficiency ratio (FTE basis)	54.44	74.95	34.88

Balance Sheet
Average
Total loans and leases	$164,574	$22,445	$142,129
Total earning assets (2)	539,241	522,938	142,721
Total assets (2)	580,703	555,687	151,434
Total deposits	518,904	518,407	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$165,094	$22,578	$142,516
Total earning assets (2)	550,698	535,061	143,917
Total assets (2)	593,014	567,918	153,376
Total deposits	531,608	530,860	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,853	$2,523	$2,330
Noninterest income:
Card income	1,339	17	1,322
Service charges	1,093	1,093	—
All other income	256	161	95
Total noninterest income	2,688	1,271	1,417
Total revenue, net of interest expense (FTE basis)	7,541	3,794	3,747

Provision for credit losses	670	60	610

Noninterest expense	4,015	2,663	1,352
Income before income taxes	2,856	1,071	1,785
Income tax expense (FTE basis)	1,098	413	685
Net income	$1,758	$658	$1,100

Net interest yield (FTE basis)	3.35%	1.81%	6.64%
Return on average allocated capital (1)	24	16	34
Efficiency ratio (FTE basis)	53.26	70.19	36.11

Balance Sheet
Average
Total loans and leases	$161,267	$22,224	$139,043
Total earning assets (2)	574,351	554,424	139,130
Total assets (2)	616,996	587,463	148,736
Total deposits	550,399	549,340	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$163,416	$22,284	$141,132
Total earning assets (2)	579,283	560,130	141,216
Total assets (2)	622,378	593,485	150,956
Total deposits	556,568	555,539	n/m

	Third Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,952	$2,592	$2,360
Noninterest income:
Card income	1,234	17	1,217
Service charges	1,136	1,136	—
All other income	190	146	44
Total noninterest income	2,560	1,299	1,261
Total revenue, net of interest expense (FTE basis)	7,512	3,891	3,621

Provision for credit losses	617	61	556

Noninterest expense	3,972	2,555	1,417
Income before income taxes	2,923	1,275	1,648
Income tax expense (FTE basis)	1,062	464	598
Net income	$1,861	$811	$1,050

Net interest yield (FTE basis)	3.45%	1.87%	6.75%
Return on average allocated capital (1)	25	19	32
Efficiency ratio (FTE basis)	52.87	65.69	39.10

Balance Sheet
Average
Total loans and leases	$160,879	$22,314	$138,565
Total earning assets (2)	569,084	550,136	138,756
Total assets (2)	611,075	582,637	148,246
Total deposits	545,116	544,274	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,345	$22,394	$138,951
Total earning assets (2)	570,678	551,501	139,038
Total assets (2)	612,684	583,827	148,718
Total deposits	546,791	545,696	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,947	$2,491	$2,456
Noninterest income:
Card income	1,236	15	1,221
Service charges	1,097	1,097	—
All other income	216	164	52
Total noninterest income	2,549	1,276	1,273
Total revenue, net of interest expense (FTE basis)	7,496	3,767	3,729

Provision for credit losses	427	105	322

Noninterest expense	4,001	2,625	1,376
Income before income taxes	3,068	1,037	2,031
Income tax expense (FTE basis)	1,076	365	711
Net income	$1,992	$672	$1,320

Net interest yield (FTE basis)	3.58%	1.86%	6.87%
Return on average allocated capital (1)	26	17	36
Efficiency ratio (FTE basis)	53.37	69.66	36.92

Balance Sheet
Average
Total loans and leases	$163,157	$22,353	$140,804
Total earning assets (2)	548,185	532,361	141,854
Total assets (2)	590,046	565,234	150,842
Total deposits	528,733	528,142	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$165,094	$22,578	$142,516
Total earning assets (2)	550,698	535,061	143,917
Total assets (2)	593,014	567,918	153,376
Total deposits	531,608	530,860	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Average deposit balances
Checking	$261,040	$238,650	$268,178	$262,894	$259,922	$252,978	$247,240
Savings	44,635	42,164	43,974	45,142	45,796	43,617	42,138
MMS	173,017	161,889	177,606	173,375	171,587	169,407	166,812
CDs and IRAs	61,266	71,815	56,935	60,162	62,807	65,265	68,186
Non-U.S. and other	3,483	4,386	3,706	3,543	3,445	3,234	4,357
Total average deposit balances	$543,441	$518,904	$550,399	$545,116	$543,557	$534,501	$528,733

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.02%	2.03%	2.03%	2.03%	2.02%	2.01%
Savings	2.31	2.21	2.32	2.32	2.31	2.29	2.23
MMS	1.16	1.07	1.19	1.17	1.15	1.13	1.11
CDs and IRAs	0.50	0.52	0.51	0.50	0.49	0.50	0.50
Non-U.S. and other	0.45	0.95	0.40	0.40	0.42	0.62	0.85
Total deposit spreads	1.59	1.52	1.62	1.60	1.59	1.56	1.54

Client brokerage assets	$113,763	$96,048	$113,763	$108,533	$105,926	$100,206	$96,048

Online banking active accounts (units in thousands)	30,904	29,950	30,904	30,821	30,429	30,470	29,950
Mobile banking active accounts (units in thousands)	16,539	14,395	16,539	16,107	15,475	14,986	14,395
Banking centers	4,855	5,151	4,855	4,947	5,023	5,095	5,151
ATMs	15,838	16,259	15,838	15,675	15,976	16,214	16,259

Total U.S. credit card (1)
Loans
Average credit card outstandings	$88,962	$90,369	$89,381	$88,866	$88,058	$89,545	$90,057
Ending credit card outstandings	91,879	92,338	91,879	89,026	89,020	87,692	92,338
Credit quality
Net charge-offs	$2,638	$3,376	$612	$625	$683	$718	$724
	2.96%	3.74%	2.71%	2.79%	3.11%	3.25%	3.19%
30+ delinquency	$1,701	$2,074	$1,701	$1,702	$1,698	$1,878	$2,074
	1.85%	2.25%	1.85%	1.91%	1.91%	2.14%	2.25%
90+ delinquency	$866	$1,053	$866	$831	$868	$966	$1,053
	0.94%	1.14%	0.94%	0.93%	0.98%	1.10%	1.14%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.35%	9.73%	9.26%	9.34%	9.30%	9.48%	9.36%
Risk adjusted margin	9.44	8.68	9.96	9.33	8.97	9.49	9.11
New accounts (in thousands)	4,541	3,911	1,184	1,202	1,128	1,027	999
Purchase volumes	$212,088	$205,914	$55,858	$53,784	$53,583	$48,863	$54,514

Debit card data
Purchase volumes	$272,576	$267,087	$69,204	$67,990	$69,492	$65,890	$68,000

(1)	In addition to the U.S. credit card portfolio in Consumer & Business Banking, the remaining U.S. credit card portfolio is in GWIM.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$2,831	$2,890	$714	$719	$697	$701	$716
Noninterest income:
Mortgage banking income	1,866	4,585	435	357	605	469	913
All other income	151	240	25	16	88	22	83
Total noninterest income	2,017	4,825	460	373	693	491	996
Total revenue, net of interest expense (FTE basis)	4,848	7,715	1,174	1,092	1,390	1,192	1,712

Provision for credit losses	160	(156)	(131)	286	(20)	25	(474)

Noninterest expense	23,226	15,815	1,945	7,271	5,892	8,118	3,752
Loss before income taxes	(18,538)	(7,944)	(640)	(6,465)	(4,482)	(6,951)	(1,566)
Income tax benefit (FTE basis)	(5,143)	(2,913)	(243)	(1,283)	(1,686)	(1,931)	(531)
Net loss	$(13,395)	$(5,031)	$(397)	$(5,182)	$(2,796)	$(5,020)	$(1,035)

Net interest yield (FTE basis)	3.06%	2.85%	3.11%	3.13%	2.98%	3.05%	2.89%

Balance Sheet
Average
Total loans and leases	$88,277	$90,278	$87,978	$87,971	$88,257	$88,914	$89,687
Total earning assets	92,371	101,420	91,187	91,244	93,797	93,290	98,220
Total assets	106,885	120,556	103,050	104,451	109,585	110,562	113,581
Allocated capital (1)	23,000	24,000	23,000	23,000	23,000	23,000	24,000

Period end
Total loans and leases	$87,972	$89,753	$87,972	$87,962	$88,156	$88,355	$89,753
Total earning assets	91,803	97,163	91,803	91,973	92,291	92,937	97,163
Total assets	103,730	113,391	103,730	103,309	107,634	112,250	113,391

Period end (in billions)
Mortgage servicing portfolio (2)	$693.0	$810.0	$693.0	$722.0	$760.0	$780.0	$810.0

(1)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Annual Results (1)
(Dollars in millions)
	Year Ended December 31, 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,831	$1,315	$1,516
Noninterest income:
Mortgage banking income	1,866	813	1,053
All other income	151	40	111
Total noninterest income	2,017	853	1,164
Total revenue, net of interest expense (FTE basis)	4,848	2,168	2,680

Provision for credit losses	160	33	127

Noninterest expense	23,226	2,587	20,639
Loss before income taxes	(18,538)	(452)	(18,086)
Income tax benefit (FTE basis)	(5,143)	(169)	(4,974)
Net loss	$(13,395)	$(283)	$(13,112)

Balance Sheet
Average
Total loans and leases	$88,277	$52,336	$35,941
Total earning assets (2)	92,371	54,778	37,593
Total assets (2)	106,885	54,751	52,134
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$87,972	$54,917	$33,055
Total earning assets (2)	91,803	57,881	33,922
Total assets (2)	103,730	57,772	45,958

	Year Ended December 31, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,890	$1,349	$1,541
Noninterest income:
Mortgage banking income	4,585	1,916	2,669
All other income (loss)	240	(6)	246
Total noninterest income	4,825	1,910	2,915
Total revenue, net of interest expense (FTE basis)	7,715	3,259	4,456

Provision for credit losses	(156)	127	(283)

Noninterest expense	15,815	3,334	12,481
Loss before income taxes	(7,944)	(202)	(7,742)
Income tax benefit (FTE basis)	(2,913)	(74)	(2,839)
Net loss	$(5,031)	$(128)	$(4,903)

Balance Sheet
Average
Total loans and leases	$90,278	$47,675	$42,603
Total earning assets (2)	101,420	53,148	48,272
Total assets (2)	120,556	53,426	67,130
Allocated capital (3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,753	$51,021	$38,732
Total earning assets (2)	97,163	54,071	43,092
Total assets (2)	113,391	53,933	59,458

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Fourth Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$714	$325	$389
Noninterest income:
Mortgage banking income	435	193	242
All other income	25	17	8
Total noninterest income	460	210	250
Total revenue, net of interest expense (FTE basis)	1,174	535	639

Provision for credit losses	(131)	(17)	(114)

Noninterest expense	1,945	582	1,363
Loss before income taxes	(640)	(30)	(610)
Income tax benefit (FTE basis)	(243)	(13)	(230)
Net loss	$(397)	$(17)	$(380)

Balance Sheet
Average
Total loans and leases	$87,978	$54,205	$33,773
Total earning assets (2)	91,187	56,658	34,529
Total assets (2)	103,050	56,544	46,506
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$87,972	$54,917	$33,055
Total earning assets (2)	91,803	57,881	33,922
Total assets (2)	103,730	57,772	45,958

	Third Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$719	$332	$387
Noninterest income:
Mortgage banking income	357	206	151
All other income (loss)	16	(2)	18
Total noninterest income	373	204	169
Total revenue, net of interest expense (FTE basis)	1,092	536	556

Provision for credit losses	286	18	268

Noninterest expense	7,271	626	6,645
Loss before income taxes	(6,465)	(108)	(6,357)
Income tax benefit (FTE basis)	(1,283)	(39)	(1,244)
Net loss	$(5,182)	$(69)	$(5,113)

Balance Sheet
Average
Total loans and leases	$87,971	$52,733	$35,238
Total earning assets (2)	91,244	55,214	38,330
Total assets (2)	104,451	55,295	51,455
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$87,962	$53,478	$34,484
Total earning assets (2)	91,973	56,690	40,869
Total assets (2)	103,309	56,042	52,852

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Fourth Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$716	$330	$386
Noninterest income:
Mortgage banking income	913	220	693
All other income	83	17	66
Total noninterest income	996	237	759
Total revenue, net of interest expense (FTE basis)	1,712	567	1,145

Provision for credit losses	(474)	(18)	(456)

Noninterest expense	3,752	759	2,993
Loss before income taxes	(1,566)	(174)	(1,392)
Income tax benefit (FTE basis)	(531)	(64)	(467)
Net loss	$(1,035)	$(110)	$(925)

Balance Sheet
Average
Total loans and leases	$89,687	$49,706	$39,981
Total earning assets (2)	98,220	53,052	45,168
Total assets (2)	113,581	52,929	60,652
Allocated capital (3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,753	$51,021	$38,732
Total earning assets (2)	97,163	54,071	43,092
Total assets (2)	113,391	53,933	59,458

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, together with any related assets or liabilities used as economic hedges, are included in Legacy Assets & Servicing.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Real Estate Services.

(3)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013
	2014		2013
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,042		$5,716		$3,986		$4,134		$4,577		$5,042		$5,058
Net additions (sales)	275		(1,572)		73		140		32		30		(197)
Amortization of expected cash flows (1)	(818)		(1,043)		(198)		(201)		(209)		(210)		(229)
Other changes in mortgage servicing rights fair value (2)	(1,228)		1,941		(590)		(87)		(266)		(285)		410
Balance, end of period (3)	$3,271		$5,042		$3,271		$3,986		$4,134		$4,577		$5,042

Capitalized mortgage servicing rights (% of loans serviced for investors)	69	bps	92	bps	69	bps	81	bps	82	bps	87	bps	92	bps
Mortgage loans serviced for investors (in billions)	$474		$550		$474		$491		$505		$527		$550

Loan production:
Total (4)
First mortgage	$43,290		$83,421		$11,616		$11,725		$11,099		$8,850		$11,624
Home equity	11,233		6,361		3,420		3,225		2,604		1,984		1,915
Consumer Real Estate Services
First mortgage	$32,340		$66,913		$8,316		$8,861		$8,461		$6,702		$9,302
Home equity	10,286		5,498		3,129		2,970		2,396		1,791		1,674

Mortgage banking income
Production income:
Core production revenue	$1,181		$2,543		$297		$293		$318		$273		$404
Representations and warranties provision	(682)		(840)		(250)		(167)		(87)		(178)		(70)
Total production income	499		1,703		47		126		231		95		334
Servicing income:
Servicing fees	1,884		3,030		444		451		475		514		629
Amortization of expected cash flows (1)	(818)		(1,043)		(198)		(201)		(209)		(210)		(229)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (5)	294		867		142		(19)		105		66		174
Other servicing-related revenue	7		28		—		—		3		4		5
Total net servicing income	1,367		2,882		388		231		374		374		579
Total Consumer Real Estate Services mortgage banking income	1,866		4,585		435		357		605		469		913
Other business segments' mortgage banking loss (6)	(303)		(711)		(83)		(85)		(78)		(57)		(65)
Total consolidated mortgage banking income	$1,563		$3,874		$352		$272		$527		$412		$848

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in option-adjusted spread rate assumptions and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(5)	Includes gains and losses on sales of mortgage servicing rights.

(6)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$5,836	$6,064	$1,407	$1,459	$1,485	$1,485	$1,485
Noninterest income:
Investment and brokerage services	10,722	9,709	2,763	2,713	2,642	2,604	2,524
All other income	1,846	2,017	432	494	462	458	470
Total noninterest income	12,568	11,726	3,195	3,207	3,104	3,062	2,994
Total revenue, net of interest expense (FTE basis)	18,404	17,790	4,602	4,666	4,589	4,547	4,479

Provision for credit losses	14	56	14	(15)	(8)	23	26

Noninterest expense	13,647	13,033	3,440	3,403	3,445	3,359	3,262
Income before income taxes	4,743	4,701	1,148	1,278	1,152	1,165	1,191
Income tax expense (FTE basis)	1,769	1,724	442	465	426	436	413
Net income	$2,974	$2,977	$706	$813	$726	$729	$778

Net interest yield (FTE basis)	2.33%	2.41%	2.23%	2.32%	2.38%	2.38%	2.37%
Return on average allocated capital (1)	25	30	23	27	24	25	31
Efficiency ratio (FTE basis)	74.15	73.26	74.77	72.94	75.07	73.86	72.83

Balance sheet
Average
Total loans and leases	$119,775	$111,023	$123,544	$121,002	$118,512	$115,945	$115,546
Total earning assets (2)	250,747	251,395	249,872	249,738	249,893	253,538	248,156
Total assets (2)	269,279	270,789	267,975	267,840	268,294	273,081	268,683
Total deposits	240,242	242,161	238,835	239,352	240,042	242,792	240,395
Allocated capital (1)	12,000	10,000	12,000	12,000	12,000	12,000	10,000

Period end
Total loans and leases	$125,431	$115,846	$125,431	$122,395	$120,187	$116,482	$115,846
Total earning assets (2)	258,219	254,031	258,219	249,586	247,180	254,802	254,031
Total assets (2)	276,587	274,113	276,587	267,753	265,582	274,234	274,113
Total deposits	245,391	244,901	245,391	238,710	237,046	244,051	244,901

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Revenues
Merrill Lynch Global Wealth Management	$15,256	$14,771	$3,827	$3,874	$3,791	$3,764	$3,703
U.S. Trust	3,084	2,953	758	775	783	768	762
Other (1)	64	66	17	17	15	15	14
Total revenues	$18,404	$17,790	$4,602	$4,666	$4,589	$4,547	$4,479

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$2,033,801	$1,916,803	$2,033,801	$2,004,391	$2,017,051	$1,946,922	$1,916,803
U.S. Trust	387,491	376,487	387,491	381,054	380,281	378,177	376,487
Other (1)	76,705	73,148	76,705	76,640	70,836	70,720	73,148

Client Balances by Type
Assets under management	$902,872	$821,449	$902,872	$888,006	$878,741	$841,818	$821,449
Brokerage assets	1,081,434	1,045,122	1,081,434	1,073,858	1,091,558	1,054,052	1,045,122
Assets in custody	139,555	136,190	139,555	135,886	137,391	136,342	136,190
Deposits	245,391	244,901	245,391	238,710	237,046	244,051	244,901
Loans and leases (2)	128,745	118,776	128,745	125,625	123,432	119,556	118,776
Total client balances	$2,497,997	$2,366,438	$2,497,997	$2,462,085	$2,468,168	$2,395,819	$2,366,438

Assets Under Management Flows
Liquidity assets under management (3)	$3,361	$6,502	$(255)	$5,910	$135	$(2,429)	$6,492
Long-term assets under management (4)	49,800	47,819	9,380	11,168	11,870	17,382	9,425
Total assets under management flows	$53,161	$54,321	$9,125	$17,078	$12,005	$14,953	$15,917

Associates (5)
Number of Financial Advisors	16,035	15,317	16,035	15,867	15,560	15,323	15,317
Total Wealth Advisors	17,231	16,517	17,231	17,039	16,721	16,481	16,517
Total Client Facing Professionals	19,750	19,217	19,750	19,727	19,416	19,199	19,217

Merrill Lynch Global Wealth Management Metrics
Financial Advisor Productivity (6) (in thousands)	$1,065	$1,005	$1,070	$1,077	$1,060	$1,056	$1,039

U.S. Trust Metrics
Client Facing Professionals	2,155	2,091	2,155	2,135	2,110	2,117	2,091

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,950, 1,868, 1,716, 1,598 and 1,545 at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$8,999	$8,914	$2,207	$2,250	$2,240	$2,302	$2,301
Noninterest income:
Service charges	2,717	2,787	667	684	679	687	684
Investment banking fees	3,213	3,234	830	727	834	822	958
All other income	1,669	1,544	353	432	426	458	360
Total noninterest income	7,599	7,565	1,850	1,843	1,939	1,967	2,002
Total revenue, net of interest expense (FTE basis)	16,598	16,479	4,057	4,093	4,179	4,269	4,303

Provision for credit losses	336	1,075	(29)	(32)	132	265	441

Noninterest expense	7,681	7,551	1,849	1,905	1,899	2,028	1,943
Income before income taxes	8,581	7,853	2,237	2,220	2,148	1,976	1,919
Income tax expense (FTE basis)	3,146	2,880	804	807	795	740	664
Net income	$5,435	$4,973	$1,433	$1,413	$1,353	$1,236	$1,255

Net interest yield (FTE basis)	2.57%	2.97%	2.48%	2.52%	2.58%	2.68%	2.71%
Return on average allocated capital (1)	18	22	18	18	18	16	22
Efficiency ratio (FTE basis)	46.28	45.82	45.60	46.54	45.42	47.50	45.16

Balance Sheet
Average
Total loans and leases	$270,164	$257,249	$270,760	$267,047	$271,417	$271,475	$268,864
Total earnings assets (2)	350,668	300,511	353,164	353,829	347,661	347,926	336,370
Total assets (2)	393,721	342,772	395,583	395,185	390,998	393,075	379,927
Total deposits	261,312	236,765	264,027	265,721	258,937	256,433	259,193
Allocated capital (1)	31,000	23,000	31,000	31,000	31,000	31,000	23,000

Period end
Total loans and leases	$272,572	$269,469	$272,572	$268,612	$270,683	$273,239	$269,469
Total earnings assets (2)	336,776	336,606	336,776	345,282	363,715	354,214	336,606
Total assets (2)	379,513	378,659	379,513	386,919	407,369	397,017	378,659
Total deposits	251,344	265,171	251,344	255,177	270,268	257,502	265,171

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Investment Banking fees (1)
Advisory (2)	$1,098	$1,019	$316	$291	$234	$257	$320
Debt issuance	1,532	1,620	379	318	388	447	443
Equity issuance	583	595	135	118	212	118	195
Total Investment Banking fees (3)	$3,213	$3,234	$830	$727	$834	$822	$958

Business Lending
Corporate	$3,421	$3,432	$800	$878	$830	$913	$823
Commercial	3,936	3,967	990	932	1,005	1,009	1,011
Total Business Lending revenue	$7,357	$7,399	$1,790	$1,810	$1,835	$1,922	$1,834

Global Transaction Services
Corporate	$3,027	$2,804	$755	$776	$761	$735	$731
Commercial	2,893	2,939	710	729	719	735	747
Total Global Transaction Services revenue	$5,920	$5,743	$1,465	$1,505	$1,480	$1,470	$1,478

Average deposit balances
Interest-bearing	$74,620	$72,131	$67,698	$75,304	$78,010	$77,568	$78,229
Noninterest-bearing	186,692	164,634	196,329	190,417	180,927	178,865	180,964
Total average deposits	$261,312	$236,765	$264,027	$265,721	$258,937	$256,433	$259,193

Loan spread	1.72%	1.82%	1.67%	1.69%	1.71%	1.80%	1.75%

Provision for credit losses	$336	$1,075	$(29)	$(32)	$132	$265	$441

Credit quality (4, 5)
Reservable utilized criticized exposure	$8,385	$9,357	$8,385	$9,011	$9,467	$9,512	$9,357
	2.82%	3.17%	2.82%	3.07%	3.20%	3.19%	3.17%

Nonperforming loans, leases and foreclosed properties	$683	$639	$683	$798	$717	$650	$639
	0.25%	0.24%	0.25%	0.30%	0.27%	0.24%	0.24%

Average loans and leases by product
U.S. commercial	$136,102	$128,395	$137,631	$135,320	$136,192	$135,247	$132,263
Commercial real estate	42,557	38,349	40,833	41,199	43,816	44,436	42,622
Commercial lease financing	25,204	24,760	25,103	25,127	25,165	25,427	25,115
Non-U.S. commercial	66,296	65,738	67,190	65,395	66,238	66,362	68,860
Other	5	7	3	6	6	3	4
Total average loans and leases	$270,164	$257,249	$270,760	$267,047	$271,417	$271,475	$268,864

Total Corporation Investment Banking fees
Advisory (2)	$1,207	$1,125	$341	$316	$264	$286	$352
Debt issuance	3,583	3,804	883	784	891	1,025	985
Equity issuance	1,490	1,472	348	315	514	313	464
Total investment banking fees including self-led deals	6,280	6,401	1,572	1,415	1,669	1,624	1,801
Self-led deals	(215)	(275)	(31)	(64)	(38)	(82)	(63)
Total Investment Banking fees	$6,065	$6,126	$1,541	$1,351	$1,631	$1,542	$1,738

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2014
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.6%	2	9.8%
Announced mergers and acquisitions	4	20.0	3	24.9
Equity capital markets	5	6.6	3	10.7
Debt capital markets	5	5.6	2	10.1
High-yield corporate debt	7	6.8	3	8.8
Leveraged loans	2	9.5	2	12.3
Mortgage-backed securities	9	6.5	8	7.2
Asset-backed securities	1	12.2	1	16.8
Convertible debt	4	7.7	4	10.1
Common stock underwriting	5	6.5	2	10.8
Investment-grade corporate debt	2	6.2	2	12.3
Syndicated loans	2	8.7	2	12.9
Source: Dealogic data as of January 6, 2015. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans

U.S. top 3 rankings in:
High-yield corporate debt	Syndicated loans
Leveraged loans	Announced mergers and acquisitions
Asset-backed securities	Equity capital markets
Common stock underwriting	Debt capital markets
Investment-grade corporate debt

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions

U.S.:
High-yield corporate debt, Leveraged loans, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$3,986	$4,224	$1,032	$994	$958	$1,002	$1,138
Noninterest income:
Investment and brokerage services	2,163	2,046	540	522	540	561	489
Investment banking fees	2,743	2,724	670	577	760	736	755
Trading account profits	5,997	6,734	76	1,786	1,768	2,367	795
All other income (loss)	1,230	(338)	52	263	564	351	21
Total noninterest income	12,133	11,166	1,338	3,148	3,632	4,015	2,060
Total revenue, net of interest expense (FTE basis) (2)	16,119	15,390	2,370	4,142	4,590	5,017	3,198

Provision for credit losses	110	140	27	45	19	19	104

Noninterest expense	11,771	11,996	2,499	3,335	2,862	3,075	3,274
Income (loss) before income taxes	4,238	3,254	(156)	762	1,709	1,923	(180)
Income tax expense (benefit) (FTE basis)	1,519	2,101	(84)	389	604	610	(133)
Net income (loss)	$2,719	$1,153	$(72)	$373	$1,105	$1,313	$(47)

Return on average allocated capital (3)	8%	4%	n/m	4%	13%	16%	n/m
Efficiency ratio (FTE basis)	73.03	77.94	105.48%	80.51	62.34	61.30	102.36%

Balance Sheet
Average
Total trading-related assets (4)	$449,814	$468,934	$455,535	$446,490	$459,938	$437,128	$438,909
Total loans and leases	62,064	60,057	58,094	62,939	63,579	63,696	66,496
Total earning assets (4)	461,179	481,433	451,923	457,815	478,191	456,879	458,955
Total assets	607,538	632,681	611,714	599,887	617,092	601,429	603,012
Allocated capital (3)	34,000	30,000	34,000	34,000	34,000	34,000	30,000

Period end
Total trading-related assets (4)	$418,860	$411,080	$418,860	$433,597	$443,383	$430,894	$411,080
Total loans and leases	59,388	67,381	59,388	62,645	66,260	64,598	67,381
Total earning assets (4)	421,799	432,807	421,799	443,364	465,380	455,103	432,807
Total assets	579,514	575,472	579,514	598,668	610,372	594,792	575,472

Trading-related assets (average)
Trading account securities	$201,955	$215,885	$201,867	$201,963	$200,725	$203,281	$209,734
Reverse repurchases	116,085	137,670	118,286	116,853	119,823	109,271	114,417
Securities borrowed	85,098	65,532	81,071	83,369	94,989	80,981	67,862
Derivative assets	46,676	49,847	54,311	44,305	44,401	43,595	46,896
Total trading-related assets (4)	$449,814	$468,934	$455,535	$446,490	$459,938	$437,128	$438,909

(1)
In 2014, the results for structured liabilities including debit valuation adjustment were moved into Global Markets from All Other to better align the performance and risk management of these instruments. As such, net debit valuation adjustment in Global Markets represents the combined total of net debit valuation adjustment on derivatives and structured liabilities. Prior periods have been reclassified to conform to current period presentation.

(2)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 34.

(3)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Sales and trading revenue (1)
Fixed income, currency and commodities	$8,706	$8,231	$879	$2,381	$2,422	$3,024	$1,538
Equities	4,215	4,180	862	1,105	1,055	1,193	817
Total sales and trading revenue	$12,921	$12,411	$1,741	$3,486	$3,477	$4,217	$2,355

Sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment(2)
Fixed income, currency and commodities	$9,013	$9,345	$1,456	$2,247	$2,366	$2,944	$2,074
Equities	4,148	4,224	911	1,034	1,042	1,161	899
Total sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment	$13,161	$13,569	$2,367	$3,281	$3,408	$4,105	$2,973

Sales and trading revenue breakdown
Net interest income	$3,643	$3,891	$943	$914	$872	$914	$1,054
Commissions	2,163	2,046	540	522	540	561	489
Trading	5,997	6,734	76	1,786	1,768	2,367	795
Other	1,118	(260)	182	264	297	375	17
Total sales and trading revenue	$12,921	$12,411	$1,741	$3,486	$3,477	$4,217	$2,355

(1)
Includes Global Banking sales and trading revenue of $382 million and $385 million for the years ended December 31, 2014 and 2013; $162 million, $68 million, $67 million and $85 million for the fourth, third, second and first quarters of 2014, respectively, and $66 million for the fourth quarter of 2013.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustment on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure. In the fourth quarter of 2014, the Corporation adopted a funding valuation adjustment on uncollateralized derivatives in the Corporation's Global Markets business. This methodology seeks to account for the value of funding costs today rather than accruing the cost over the life of the derivatives. The adoption resulted in a one-time transitional charge of $497 million recorded in the fourth quarter of 2014.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Net interest income (FTE basis)	$(516)	$982	$(348)	$70	$(84)	$(154)	$412
Noninterest income:
Card income	356	328	89	93	88	86	83
Equity investment income	601	2,610	(77)	(52)	56	674	393
Gains on sales of debt securities	1,311	1,230	162	410	382	357	363
All other loss	(2,467)	(2,587)	(615)	(592)	(601)	(659)	(738)
Total noninterest income	(199)	1,581	(441)	(141)	(75)	458	101
Total revenue, net of interest expense (FTE basis)	(715)	2,563	(789)	(71)	(159)	304	513

Provision for credit losses	(978)	(666)	(332)	(265)	(246)	(135)	(188)

Noninterest expense	2,881	4,559	448	256	467	1,710	1,075
Loss before income taxes	(2,618)	(1,330)	(905)	(62)	(380)	(1,271)	(374)
Income tax benefit (FTE basis)	(2,622)	(2,042)	(527)	(552)	(481)	(1,062)	(870)
Net income (loss)	$4	$712	$(378)	$490	$101	$(209)	$496

Balance Sheet
Average
Total loans and leases	$202,512	$235,460	$183,090	$199,403	$210,575	$217,391	$226,027
Total assets (2)	160,272	216,012	142,233	157,671	175,757	165,712	179,626
Total deposits	30,255	34,919	21,481	29,268	35,861	34,438	34,306

Period end
Total loans and leases	$172,612	$220,690	$172,612	$188,356	$205,471	$213,416	$220,690
Total assets (3)	142,812	167,624	142,812	154,280	167,422	158,465	167,624
Total deposits	18,898	27,912	18,898	25,109	32,000	32,878	27,912

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. These investments are made either directly in a company or held through a fund with related income recorded in equity investment income. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing. In 2014, the management of structured liabilities and the associated debit valuation adjustment (previously referred to as fair value adjustments on structured liabilities) were moved into Global Markets from All Other to better align the performance risk of these instruments. Prior periods have been reclassified to conform to current period presentation.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $595.2 billion and $538.8 billion for the years ended December 31, 2014 and 2013; $600.5 billion, $601.9 billion, $593.1 billion and $585.2 billion for the fourth, third, second and first quarters of 2014, respectively, and $564.0 billion for the fourth quarter of 2013.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $589.9 billion, $592.0 billion, $608.7 billion, $609.1 billion and $569.8 billion at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Equity Investments Exposures
	December 31, 2014			September 30 2014
	Book Value	Unfunded Commitments	Total	Total
Equity Investments
Global Principal Investments	$912	$31	$943	$1,046
Strategic and other investments	858	6	864	881
Total Equity Investments	$1,770	$37	$1,807	$1,927

Components of Equity Investment Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Global Principal Investments	$(46)	$379	$(52)	$(37)	$71	$(28)	$101
Strategic and other investments	647	2,231	(25)	(15)	(15)	702	292
Total equity investment income (loss) included in All Other	601	2,610	(77)	(52)	56	674	393
Total equity investment income included in the business segments	529	291	57	61	301	110	81
Total consolidated equity investment income (loss)	$1,130	$2,901	$(20)	$9	$357	$784	$474

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2014	September 30 2014	December 31 2013
Consumer
Residential mortgage (1)	$216,197	$224,728	$248,066
Home equity	85,725	87,508	93,672
U.S. credit card	91,879	89,026	92,338
Non-U.S. credit card	10,465	11,433	11,541
Direct/Indirect consumer (2)	80,381	83,118	82,192
Other consumer (3)	1,846	2,152	1,977
Total consumer loans excluding loans accounted for under the fair value option	486,493	497,965	529,786
Consumer loans accounted for under the fair value option (4)	2,077	2,129	2,164
Total consumer	488,570	500,094	531,950

Commercial
U.S. commercial (5)	233,586	228,996	225,851
Commercial real estate (6)	47,682	47,023	47,893
Commercial lease financing	24,866	24,498	25,199
Non-U.S. commercial	80,083	84,650	89,462
Total commercial loans excluding loans accounted for under the option	386,217	385,167	388,405
Commercial loans accounted for under the fair value option (4)	6,604	6,054	7,878
Total commercial	392,821	391,221	396,283
Total loans and leases	$881,391	$891,315	$928,233

(1)
Includes pay option loans of $3.2 billion, $3.3 billion and $4.4 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $37.7 billion, $37.9 billion and $38.5 billion, unsecured consumer lending loans of $1.5 billion, $1.7 billion and $2.7 billion, U.S. securities-based lending loans of $35.8 billion, $34.6 billion and $31.2 billion, non-U.S. consumer loans of $4.0 billion, $4.3 billion and $4.7 billion, student loans of $632 million, $3.6 billion and $4.1 billion and other consumer loans of $761 million, $894 million and $1.0 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(3)
Includes consumer finance loans of $676 million, $1.0 billion and $1.2 billion, consumer leases of $1.0 billion, $937 million and $606 million, consumer overdrafts of $162 million, $173 million and $176 million and other non-U.S. consumer loans of $3 million, $3 million and $5 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.9 billion, $2.0 billion and $2.0 billion and home equity loans of $196 million, $179 million and $147 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $1.9 billion, $1.3 billion and $1.5 billion and non-U.S. commercial loans of $4.7 billion, $4.8 billion and $6.4 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.3 billion, $13.5 billion and $13.3 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(6)
Includes U.S. commercial real estate loans of $45.2 billion, $45.1 billion and $46.3 billion and non-U.S. commercial real estate loans of $2.5 billion, $2.0 billion and $1.6 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$223,132	$836	$9,407	$50,537	$—	$—	$162,352
Home equity	86,825	159	78,462	6,276	—	189	1,739
U.S. credit card	89,381	86,193	—	3,188	—	—	—
Non-U.S. credit card	10,950	—	—	—	—	—	10,950
Direct/Indirect consumer	83,121	39,466	80	39,694	—	14	3,867
Other consumer	2,031	1,113	—	8	3	—	907
Total consumer	495,440	127,767	87,949	99,703	3	203	179,815

Commercial
U.S. commercial	231,217	32,853	29	21,824	137,631	34,426	4,454
Commercial real estate	46,993	642	—	1,875	40,833	3,456	187
Commercial lease financing	24,238	2	—	4	25,103	552	(1,423)
Non-U.S. commercial	86,845	3	—	138	67,190	19,457	57
Total commercial	389,293	33,500	29	23,841	270,757	57,891	3,275
Total loans and leases	$884,733	$161,267	$87,978	$123,544	$270,760	$58,094	$183,090

	Third Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,271	$794	$7,683	$49,610	$—	$—	$177,184
Home equity	88,590	154	80,202	6,412	—	165	1,657
U.S. credit card	88,866	85,674	—	3,192	—	—	—
Non-U.S. credit card	11,784	—	—	—	—	—	11,784
Direct/Indirect consumer	82,669	39,711	56	38,555	—	17	4,330
Other consumer	2,111	1,043	—	5	6	—	1,057
Total consumer	509,291	127,376	87,941	97,774	6	182	196,012

Commercial
U.S. commercial	230,891	32,846	30	21,282	135,320	36,894	4,519
Commercial real estate	46,071	650	—	1,797	41,199	2,203	222
Commercial lease financing	24,325	—	—	4	25,127	644	(1,450)
Non-U.S. commercial	88,663	7	—	145	65,395	23,016	100
Total commercial	389,950	33,503	30	23,228	267,041	62,757	3,391
Total loans and leases	$899,241	$160,879	$87,971	$121,002	$267,047	$62,939	$199,403

	Fourth Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$253,988	$678	$4,276	$47,407	$—	$56	$201,571
Home equity	95,374	145	85,261	8,364	—	144	1,460
U.S. credit card	90,057	86,746	—	3,311	—	—	—
Non-U.S. credit card	11,171	—	—	—	—	—	11,171
Direct/Indirect consumer	82,990	42,002	45	35,094	1	37	5,811
Other consumer	1,929	706	—	5	3	—	1,215
Total consumer	535,509	130,277	89,582	94,181	4	237	221,228

Commercial
U.S. commercial	225,596	32,140	105	19,623	132,263	35,429	6,036
Commercial real estate	46,341	732	—	1,587	42,622	1,075	325
Commercial lease financing	24,468	—	—	4	25,115	929	(1,580)
Non-U.S. commercial	97,863	8	—	151	68,860	28,826	18
Total commercial	394,268	32,880	105	21,365	268,860	66,259	4,799
Total loans and leases	$929,777	$163,157	$89,687	$115,546	$268,864	$66,496	$226,027

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2014	September 30 2014	December 31 2013	December 31 2014	September 30 2014	December 31 2013
Diversified financials	$63,306	$68,739	$76,673	$103,528	$112,957	$118,092
Real estate (4)	53,246	51,006	54,336	75,565	70,739	76,418
Retailing	33,683	34,129	32,859	58,043	56,326	54,616
Capital goods	29,028	29,116	28,016	54,653	52,469	52,849
Healthcare equipment and services	32,923	32,415	30,828	52,450	55,847	49,063
Government and public education	42,095	41,648	40,253	49,937	48,786	48,322
Banking	42,330	42,772	41,399	48,353	48,204	48,078
Energy	23,830	20,338	19,739	47,667	41,454	41,156
Materials	23,664	23,378	22,384	45,821	43,443	42,699
Food, beverage and tobacco	16,131	15,460	14,437	34,465	33,897	30,541
Consumer services	21,657	21,486	21,080	33,269	34,067	34,217
Commercial services and supplies	17,997	18,808	19,770	30,451	30,819	32,007
Utilities	9,399	9,528	9,253	25,235	25,772	25,243
Transportation	17,538	16,149	15,280	24,541	23,307	22,595
Media	11,128	11,886	13,070	21,502	22,971	22,655
Individuals and trusts	16,749	16,107	14,864	21,195	20,238	18,681
Software and services	5,927	5,641	6,814	14,071	12,783	14,172
Pharmaceuticals and biotechnology	5,707	4,433	6,455	13,493	15,066	13,986
Technology hardware and equipment	5,489	5,387	6,166	12,350	12,041	12,733
Insurance, including monolines	5,204	5,023	5,926	11,252	11,169	12,203
Consumer durables and apparel	6,111	5,690	5,427	10,613	10,015	9,757
Automobiles and components	4,114	3,768	3,165	9,683	9,420	8,424
Telecommunication services	3,814	3,702	4,541	9,295	9,008	11,423
Food and staples retailing	3,848	3,742	3,950	7,418	7,214	7,909
Religious and social organizations	4,881	4,978	5,452	6,548	6,586	7,677
Other	6,255	5,253	5,357	10,415	9,373	8,309
Total commercial credit exposure by industry	$506,054	$500,582	$507,494	$831,813	$823,971	$823,825
Net credit default protection purchased on total commitments (5)				$(7,302)	$(6,878)	$(8,085)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $47.3 billion, $45.4 billion and $47.3 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $24.0 billion, $20.7 billion and $17.1 billion which consists primarily of other marketable securities at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(2)
Total commercial utilized and total commercial committed exposures include loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $6.6 billion, $6.1 billion and $7.9 billion and issued letters of credit at notional value of $535 million, $518 million and $503 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $9.4 billion, $8.5 billion and $12.5 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	December 31 2014	September 30 2014
Less than or equal to one year	43%	45%
Greater than one year and less than or equal to five years	55	53
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	December 31, 2014		September 30, 2014
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
AA	$—	—%	$(76)	1.1%
A	(1,310)	17.9	(1,371)	19.9
BBB	(4,207)	57.6	(3,849)	56.0
BB	(1,001)	13.7	(906)	13.2
B	(643)	8.8	(577)	8.4
CCC and below	(131)	1.8	(122)	1.8
NR (5)	(10)	0.2	23	(0.4)
Total net credit default protection	$(7,302)	100.0%	$(6,878)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2014	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2014 (5)	Increase (Decrease) from September 30 2014
United Kingdom	$23,727	$11,921	$6,373	$7,769	$49,790	$(4,243)	$45,547	$(1,188)
Canada	6,388	6,847	1,950	5,173	20,358	(1,818)	18,540	335
Japan	12,518	506	3,589	1,453	18,066	(1,332)	16,734	5,611
Brazil	9,923	727	511	4,183	15,344	(360)	14,984	2,193
Germany	5,341	5,840	3,477	1,489	16,147	(3,588)	12,559	1,469
China	10,238	725	556	1,483	13,002	(710)	12,292	(1,495)
India	5,631	507	496	4,126	10,760	(174)	10,586	491
France	3,246	5,117	1,495	5,038	14,896	(4,458)	10,438	(1,592)
Hong Kong	6,413	616	924	691	8,644	(36)	8,608	882
Netherlands	2,928	3,392	675	2,275	9,270	(1,135)	8,135	(1,033)
Australia	3,237	1,908	826	2,235	8,206	(533)	7,673	(729)
Switzerland	2,493	3,663	1,018	622	7,796	(1,265)	6,531	1,579
South Korea	3,559	707	534	2,327	7,127	(678)	6,449	(440)
Italy	2,545	1,596	2,484	1,752	8,377	(2,978)	5,399	575
Mexico	3,038	807	245	566	4,656	(385)	4,271	411
Singapore	1,984	203	673	1,206	4,066	(62)	4,004	(89)
Taiwan	2,248	—	437	1,180	3,865	—	3,865	(59)
Spain	2,296	994	296	1,022	4,608	(992)	3,616	153
Russia	4,124	80	732	66	5,002	(1,393)	3,609	(198)
Turkey	2,695	75	15	185	2,970	(482)	2,488	521
Total top 20 non-U.S. countries exposure	$114,572	$46,231	$27,306	$44,841	$232,950	$(26,622)	$206,328	$7,397

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $34.9 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $87.6 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2014	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Residential mortgage	$6,889	$8,118	$9,235	$11,611	$11,712
Home equity	3,901	4,026	4,181	4,185	4,075
Direct/Indirect consumer	28	30	29	32	35
Other consumer	1	14	15	16	18
Total consumer	10,819	12,188	13,460	15,844	15,840
U.S. commercial	701	757	849	841	819
Commercial real estate	321	445	252	300	322
Commercial lease financing	3	7	8	10	16
Non-U.S. commercial	1	45	7	18	64
	1,026	1,254	1,116	1,169	1,221
U.S. small business commercial	87	98	100	96	88
Total commercial	1,113	1,352	1,216	1,265	1,309
Total nonperforming loans and leases	11,932	13,540	14,676	17,109	17,149
Foreclosed properties (1)	697	692	624	623	623
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$12,629	$14,232	$15,300	$17,732	$17,772

Fully-insured home loans past due 30 days or more and still accruing	$14,617	$16,280	$17,347	$18,098	$20,681
Consumer credit card past due 30 days or more and still accruing	1,884	1,903	1,923	2,115	2,321
Other loans past due 30 days or more and still accruing	3,953	4,326	4,064	5,472	5,416
Total loans past due 30 days or more and still accruing (3, 5, 6)	$20,454	$22,509	$23,334	$25,685	$28,418

Fully-insured home loans past due 90 days or more and still accruing	$11,407	$13,045	$14,137	$15,125	$16,961
Consumer credit card past due 90 days or more and still accruing	961	935	990	1,090	1,184
Other loans past due 90 days or more and still accruing	286	609	523	649	614
Total loans past due 90 days or more and still accruing (3, 5, 6)	$12,654	$14,589	$15,650	$16,864	$18,759

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.60%	0.67%	0.71%	0.83%	0.85%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.45	1.61	1.70	1.96	1.93
Nonperforming loans and leases/Total loans and leases (7)	1.37	1.53	1.63	1.89	1.87

Commercial utilized reservable criticized exposure (8)	$11,570	$11,766	$12,430	$12,781	$12,861
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	2.74%	2.79%	2.92%	3.01%	3.02%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	2.86	2.97	3.15	3.21	3.08

(1)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.1 billion, $1.1 billion, $1.1 billion, $1.1 billion and $1.4 billion at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	December 31 2014	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Nonperforming loans held-for-sale	$219	$255	$598	$293	$672
Nonperforming loans accounted for under the fair value option	392	436	427	431	448
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	102	101	140	257	260

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $475 million, $42 million, $37 million, $80 million and $106 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and loans held-for-sale past due 90 days or more and still accruing of $249 million, $0, $0, $6 million and $8 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. At December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, there were $147 million, $147 million, $153 million, $129 million and $158 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.7 billion, $8.2 billion, $10.9 billion, $11.1 billion and $10.0 billion at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$12,188	$13,460	$15,844	$15,840	$17,581
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,709	1,516	1,825	2,027	2,199
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(310)	(522)	(325)	(468)	(863)
Sales	(1,347)	(957)	(1,825)	—	(729)
Returns to performing status (2)	(728)	(810)	(939)	(800)	(1,112)
Charge-offs (3)	(533)	(431)	(640)	(583)	(752)
Transfers to foreclosed properties	(160)	(183)	(157)	(172)	(147)
Transfers (to) from loans held-for-sale	—	115	(323)	—	(337)
Total net additions (reductions) to nonperforming loans and leases	(1,369)	(1,272)	(2,384)	4	(1,741)
Total nonperforming consumer loans and leases, end of period	10,819	12,188	13,460	15,844	15,840
Foreclosed properties	630	614	547	538	533
Nonperforming consumer loans, leases and foreclosed properties, end of period	$11,449	$12,802	$14,007	$16,382	$16,373

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,352	$1,216	$1,265	$1,309	$1,785
Additions to nonperforming loans and leases:
New nonperforming loans and leases	214	477	275	262	143
Advances	6	33	1	8	12
Reductions to nonperforming loans and leases:
Paydowns	(202)	(161)	(183)	(171)	(322)
Sales	(81)	(12)	(29)	(27)	(92)
Return to performing status (5)	(77)	(80)	(41)	(63)	(87)
Charge-offs	(95)	(116)	(71)	(50)	(98)
Transfers to foreclosed properties	(4)	(5)	(1)	(3)	(12)
Transfers to loans held-for-sale	—	—	—	—	(20)
Total net additions (reductions) to nonperforming loans and leases	(239)	136	(49)	(44)	(476)
Total nonperforming commercial loans and leases, end of period	1,113	1,352	1,216	1,265	1,309
Foreclosed properties	67	78	77	85	90
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,180	$1,430	$1,293	$1,350	$1,399

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3, 4)	$(259)	(0.46)%	$53	0.09%	$(35)	(0.06)%	$127	0.21%	$209	0.33%
Home equity (3)	277	1.27	89	0.40	239	1.06	302	1.32	331	1.38
U.S. credit card	612	2.71	625	2.79	683	3.11	718	3.25	724	3.19
Non-U.S. credit card	52	1.90	67	2.26	47	1.59	76	2.66	94	3.34
Direct/Indirect consumer	44	0.21	34	0.17	33	0.16	58	0.29	73	0.35
Other consumer	68	13.31	56	10.48	47	9.26	58	12.07	66	13.58
Total consumer (3)	794	0.64	924	0.72	1,014	0.79	1,339	1.04	1,497	1.11
U.S. commercial (5)	19	0.04	58	0.11	6	0.01	5	0.01	(28)	(0.05)
Commercial real estate	(8)	(0.07)	(6)	(0.05)	(32)	(0.27)	(37)	(0.31)	1	—
Commercial lease financing	1	0.02	(3)	(0.05)	(5)	(0.07)	(2)	(0.04)	(2)	(0.03)
Non-U.S. commercial	2	0.01	1	—	12	0.06	19	0.09	46	0.20
	14	0.02	50	0.05	(19)	(0.02)	(15)	(0.02)	17	0.02
U.S. small business commercial	71	2.10	69	2.03	78	2.34	64	1.95	68	2.07
Total commercial	85	0.09	119	0.12	59	0.06	49	0.05	85	0.09
Total net charge-offs (3)	$879	0.40	$1,043	0.46	$1,073	0.48	$1,388	0.62	$1,582	0.68

By Business Segment
Consumer & Business Banking	$769	1.89%	$774	1.91%	$844	2.11%	$881	2.20%	$922	2.24%
Consumer Real Estate Services	264	1.20	85	0.39	235	1.08	294	1.36	323	1.45
Global Wealth & Investment Management	36	0.12	6	0.02	4	0.01	25	0.09	35	0.12
Global Banking	(1)	—	50	0.07	(24)	(0.04)	(17)	(0.03)	7	0.01
Global Markets	—	—	—	—	3	0.02	(1)	(0.01)	1	0.01
All Other	(189)	(0.41)	128	0.26	11	0.02	206	0.39	294	0.52
Total net charge-offs	$879	0.40	$1,043	0.46	$1,073	0.48	$1,388	0.62	$1,582	0.68

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.41, 0.48, 0.49, 0.64 and 0.70 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $13 million, $246 million, $160 million, $391 million and $741 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.40, 0.57, 0.55, 0.79 and 1.00 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(3)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the three months ended December 31, 2013.

(4)
Includes nonperforming loan sales recoveries and other recoveries of $314 million, $39 million and $185 million for the three months ended December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(5)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)

$5,000
$4,000
$3,000
$2,000
$1,000
$-
3.00%
2.00%
1.00%
0.00%
$(1,246)
$(379)
$(662)
$(407)
$(660)
0.68%
0.62%
0.48%
0.46%
0.40%
$1,582
$1,388
$1,073
$1,043
$879
4Q13
1Q14
2Q14
3Q14
4Q14
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Year Ended December 31
	2014		2013
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3, 4)	$(114)	(0.05)%	$1,084	0.42%
Home equity (3)	907	1.01	1,803	1.80
U.S. credit card	2,638	2.96	3,376	3.74
Non-U.S. credit card	242	2.10	399	3.68
Direct/Indirect consumer	169	0.20	345	0.42
Other consumer	229	11.27	234	12.96
Total consumer (3)	4,071	0.80	7,241	1.34
U.S. commercial (5)	88	0.04	128	0.06
Commercial real estate	(83)	(0.18)	149	0.35
Commercial lease financing	(9)	(0.04)	(25)	(0.10)
Non-U.S. commercial	34	0.04	45	0.05
	30	0.01	297	0.08
U.S. small business commercial	282	2.10	359	2.84
Total commercial	312	0.08	656	0.18
Total net charge-offs (3)	$4,383	0.49	$7,897	0.87

By Business Segment
Consumer & Business Banking	$3,268	2.03%	$4,348	2.64%
Consumer Real Estate Services	878	1.01	1,729	1.94
Global Wealth & Investment Management	71	0.06	173	0.16
Global Banking	8	—	188	0.07
Global Markets	2	—	2	—
All Other	156	0.08	1,457	0.62
Total net charge-offs	$4,383	0.49	$7,897	0.87

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total net charge-offs as a percentage of total average loans and leases outstanding were 0.50 and 0.90 for the years ended December 31, 2014 and 2013.

(2)
Excludes write-offs of purchased credit-impaired loans of $810 million and $2.3 billion for the years ended December 31, 2014 and 2013. Including the write-offs of purchased credit-impaired loans, total net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.58 and 1.13 for the years ended December 31, 2014 and 2013.

(3)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the year ended December 31, 2013.

(4)	Includes nonperforming loan sales recoveries and other recoveries of $538 million for the year ended December 31, 2014.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2014			September 30, 2014			December 31, 2013
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$2,900	20.11%	1.34%	$3,022	20.01%	1.34%	$4,084	23.43%	1.65%
Home equity	3,035	21.05	3.54	3,454	22.87	3.95	4,434	25.44	4.73
U.S. credit card	3,320	23.03	3.61	3,395	22.47	3.81	3,930	22.55	4.26
Non-U.S.credit card	369	2.56	3.53	388	2.57	3.39	459	2.63	3.98
Direct/Indirect consumer	299	2.07	0.37	331	2.19	0.40	417	2.39	0.51
Other consumer	59	0.41	3.15	84	0.55	3.90	99	0.58	5.02
Total consumer	9,982	69.23	2.05	10,674	70.66	2.14	13,423	77.02	2.53
U.S. commercial (3)	2,619	18.16	1.12	2,587	17.12	1.13	2,394	13.74	1.06
Commercial real estate	1,016	7.05	2.13	1,030	6.82	2.19	917	5.26	1.91
Commercial lease financing	153	1.06	0.62	157	1.04	0.64	118	0.68	0.47
Non-U.S.commercial	649	4.50	0.81	658	4.36	0.78	576	3.30	0.64
Total commercial (4)	4,437	30.77	1.15	4,432	29.34	1.15	4,005	22.98	1.03
Allowance for loan and lease losses	14,419	100.00%	1.65	15,106	100.00%	1.71	17,428	100.00%	1.90
Reserve for unfunded lending commitments	528			529			484
Allowance for credit losses	$14,947			$15,635			$17,912

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.65%			1.71%			1.90%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.50			1.57			1.67
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		121			112			102
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		107			100			87
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		4.14			3.65			2.78
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		3.66			3.27			2.38
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		4.08			2.95			1.89

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.9 billion, $2.0 billion and $2.0 billion and home equity loans of $196 million, $179 million and $147 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $1.9 billion, $1.3 billion and $1.5 billion and non-U.S. commercial loans of $4.7 billion, $4.8 billion and $6.4 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $8.7 billion, $8.2 billion and $10.0 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $536 million, $530 million and $462 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $159 million, $188 million and $277 million at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $1.7 billion, $1.6 billion and $2.5 billion at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(6)
Allowance for loan and lease losses includes $5.9 billion, $6.0 billion and $7.7 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 71 percent, 67 percent and 57 percent at December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

(7)
Net charge-offs exclude $13 million, $246 million and $741 million of write-offs in the purchased credit-impaired loan portfolio at December 31, 2014, September 30, 2014 and December 31, 2013, respectively. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation evaluates its business segment results based on measures that utilize average allocated capital. The Corporation allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, business segment exposures and risk profile, regulatory constraints and strategic plans. As part of this process, in the first quarter of 2014, the Corporation adjusted the amount of capital being allocated to its business segments. This change resulted in a reduction of the unallocated capital, which is reflected in All Other, and an aggregate increase to the amount of capital being allocated to the business segments. Prior periods were not restated.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2014 and 2013, and the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$39,952	$42,265	$9,635	$10,219	$10,013	$10,085	$10,786
Fully taxable-equivalent adjustment	869	859	230	225	213	201	213
Net interest income on a fully taxable-equivalent basis	$40,821	$43,124	$9,865	$10,444	$10,226	$10,286	$10,999

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$84,247	$88,942	$18,725	$21,209	$21,747	$22,566	$21,488
Fully taxable-equivalent adjustment	869	859	230	225	213	201	213
Total revenue, net of interest expense on a fully taxable-equivalent basis	$85,116	$89,801	$18,955	$21,434	$21,960	$22,767	$21,701

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$2,022	$4,741	$1,260	$663	$504	$(405)	$406
Fully taxable-equivalent adjustment	869	859	230	225	213	201	213
Income tax expense (benefit) on a fully taxable-equivalent basis	$2,891	$5,600	$1,490	$888	$717	$(204)	$619

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity

Common shareholders' equity	$223,066	$218,468	$224,473	$222,368	$222,215	$223,201	$220,088
Goodwill	(69,809)	(69,910)	(69,782)	(69,792)	(69,822)	(69,842)	(69,864)
Intangible assets (excluding mortgage servicing rights)	(5,109)	(6,132)	(4,747)	(4,992)	(5,235)	(5,474)	(5,725)
Related deferred tax liabilities	2,090	2,328	2,019	2,077	2,100	2,165	2,231
Tangible common shareholders' equity	$150,238	$144,754	$151,963	$149,661	$149,258	$150,050	$146,730

Reconciliation of average shareholders' equity to average tangible shareholders' equity

Shareholders' equity	$238,476	$233,947	$243,448	$238,034	$235,797	$236,553	$233,415
Goodwill	(69,809)	(69,910)	(69,782)	(69,792)	(69,822)	(69,842)	(69,864)
Intangible assets (excluding mortgage servicing rights)	(5,109)	(6,132)	(4,747)	(4,992)	(5,235)	(5,474)	(5,725)
Related deferred tax liabilities	2,090	2,328	2,019	2,077	2,100	2,165	2,231
Tangible shareholders' equity	$165,648	$160,233	$170,938	$165,327	$162,840	$163,402	$160,057

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity

Common shareholders' equity	$224,162	$219,333	$224,162	$220,768	$222,565	$218,536	$219,333
Goodwill	(69,777)	(69,844)	(69,777)	(69,784)	(69,810)	(69,842)	(69,844)
Intangible assets (excluding mortgage servicing rights)	(4,612)	(5,574)	(4,612)	(4,849)	(5,099)	(5,337)	(5,574)
Related deferred tax liabilities	1,960	2,166	1,960	2,019	2,078	2,100	2,166
Tangible common shareholders' equity	$151,733	$146,081	$151,733	$148,154	$149,734	$145,457	$146,081

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity

Shareholders' equity	$243,471	$232,685	$243,471	$238,681	$237,411	$231,888	$232,685
Goodwill	(69,777)	(69,844)	(69,777)	(69,784)	(69,810)	(69,842)	(69,844)
Intangible assets (excluding mortgage servicing rights)	(4,612)	(5,574)	(4,612)	(4,849)	(5,099)	(5,337)	(5,574)
Related deferred tax liabilities	1,960	2,166	1,960	2,019	2,078	2,100	2,166
Tangible shareholders' equity	$171,042	$159,433	$171,042	$166,067	$164,580	$158,809	$159,433

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,104,534	$2,102,273	$2,104,534	$2,123,613	$2,170,557	$2,149,851	$2,102,273
Goodwill	(69,777)	(69,844)	(69,777)	(69,784)	(69,810)	(69,842)	(69,844)
Intangible assets (excluding mortgage servicing rights)	(4,612)	(5,574)	(4,612)	(4,849)	(5,099)	(5,337)	(5,574)
Related deferred tax liabilities	1,960	2,166	1,960	2,019	2,078	2,100	2,166
Tangible assets	$2,032,105	$2,029,021	$2,032,105	$2,050,999	$2,097,726	$2,076,772	$2,029,021

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013
	2014	2013
Reconciliation of return on average allocated capital (1)

Consumer & Business Banking

Reported net income	$7,096	$6,647	$1,758	$1,861	$1,802	$1,675	$1,992
Adjustment related to intangibles (2)	4	7	1	1	1	1	1
Adjusted net income	$7,100	$6,654	$1,759	$1,862	$1,803	$1,676	$1,993

Average allocated equity (3)	$61,449	$62,037	$61,423	$61,441	$61,459	$61,474	$61,998
Adjustment related to goodwill and a percentage of intangibles	(31,949)	(32,037)	(31,923)	(31,941)	(31,959)	(31,974)	(31,998)
Average allocated capital	$29,500	$30,000	$29,500	$29,500	$29,500	$29,500	$30,000

Global Wealth & Investment Management

Reported net income	$2,974	$2,977	$706	$813	$726	$729	$778
Adjustment related to intangibles (2)	13	16	4	3	3	3	4
Adjusted net income	$2,987	$2,993	$710	$816	$729	$732	$782

Average allocated equity (3)	$22,214	$20,292	$22,186	$22,204	$22,222	$22,243	$20,265
Adjustment related to goodwill and a percentage of intangibles	(10,214)	(10,292)	(10,186)	(10,204)	(10,222)	(10,243)	(10,265)
Average allocated capital	$12,000	$10,000	$12,000	$12,000	$12,000	$12,000	$10,000

Global Banking

Reported net income	$5,435	$4,973	$1,433	$1,413	$1,353	$1,236	$1,255
Adjustment related to intangibles (2)	2	3	—	1	—	1	1
Adjusted net income	$5,437	$4,976	$1,433	$1,414	$1,353	$1,237	$1,256

Average allocated equity (3)	$53,404	$45,412	$53,400	$53,402	$53,405	$53,407	$45,410
Adjustment related to goodwill and a percentage of intangibles	(22,404)	(22,412)	(22,400)	(22,402)	(22,405)	(22,407)	(22,410)
Average allocated capital	$31,000	$23,000	$31,000	$31,000	$31,000	$31,000	$23,000

Global Markets

Reported net income (loss)	$2,719	$1,153	$(72)	$373	$1,105	$1,313	$(47)
Adjustment related to intangibles (2)	9	9	3	2	2	2	3
Adjusted net income (loss)	$2,728	$1,162	$(69)	$375	$1,107	$1,315	$(44)

Average allocated equity (3)	$39,374	$35,370	$39,369	$39,374	$39,376	$39,377	$35,381
Adjustment related to goodwill and a percentage of intangibles	(5,374)	(5,370)	(5,369)	(5,374)	(5,376)	(5,377)	(5,381)
Average allocated capital	$34,000	$30,000	$34,000	$34,000	$34,000	$34,000	$30,000

For footnotes see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Fourth Quarter 2013
	2014	2013
Consumer & Business Banking

Deposits

Reported net income	$2,847	$2,123	$658	$811	$672
Adjustment related to intangibles (2)	—	1	—	—	—
Adjusted net income	$2,847	$2,124	$658	$811	$672

Average allocated equity (3)	$36,484	$35,392	$36,484	$36,485	$35,385
Adjustment related to goodwill and a percentage of intangibles	(19,984)	(19,992)	(19,984)	(19,985)	(19,985)
Average allocated capital	$16,500	$15,400	$16,500	$16,500	$15,400

Consumer Lending

Reported net income	$4,249	$4,524	$1,100	$1,050	$1,320
Adjustment related to intangibles (2)	4	7	1	1	1
Adjusted net income	$4,253	$4,531	$1,101	$1,051	$1,321

Average allocated equity (3)	$24,965	$26,644	$24,939	$24,956	$26,613
Adjustment related to goodwill and a percentage of intangibles	(11,965)	(12,044)	(11,939)	(11,956)	(12,013)
Average allocated capital	$13,000	$14,600	$13,000	$13,000	$14,600

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50